AQR FUNDS

Supplement dated January 3, 2014 (“Supplement”)

to the Class I, N and L Prospectus, dated May 1, 2013 (“Prospectus”),

of the

AQR Global Equity Fund	AQR Risk-Balanced Commodities Strategy Fund
AQR International Equity Fund	AQR Risk-Balanced Commodities Strategy LV Fund
AQR U.S. Defensive Equity Fund	AQR Momentum Fund
AQR International Defensive Equity Fund	AQR Small Cap Momentum Fund
AQR Emerging Defensive Equity Fund	AQR International Momentum Fund
AQR Diversified Arbitrage Fund	AQR Tax-Managed Momentum Fund
AQR Managed Futures Strategy Fund	AQR Tax-Managed Small Cap Momentum Fund
AQR Risk Parity Fund	AQR Tax-Managed International Momentum Fund
AQR Risk Parity II MV Fund	AQR Core Equity Fund
AQR Risk Parity II HV Fund	AQR Small Cap Core Equity Fund
AQR Multi-Strategy Alternative Fund	AQR International Core Equity Fund

(each a “Fund” and together, the “Funds”)

This Supplement updates certain information contained in the Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

The section titled “General Purchasing Policies” beginning on page 163 of the Prospectus is hereby deleted and replaced with the following. Please review this important information carefully.

GENERAL PURCHASING POLICIES

•

You may purchase a Fund’s Class I Shares, Class N Shares and Class L Shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.

•

You may purchase a Fund’s Class I Shares, Class N Shares and Class L Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class I Shares, Class N Shares and Class L Shares.”

•

Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

•	Each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.

•

Financial intermediaries purchasing a Fund’s shares on behalf of its customers must pay for such shares by the time designated by agreement between the Fund and the financial intermediary, which is generally on the first business day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third business day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE